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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 18, 2002

                             CONVERGYS CORPORATION
            (Exact name of registrant as specified in its charter)


                     Ohio                                   1-4379                           31-1598292
         (State or other jurisdiction              (Commission File Number)                 (IRS Employer
              of incorporation)                                                          Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                                                 45202
   (Address of principal executive offices)                                                  (Zip Code)


      Registrant's telephone number, including area code: (513) 723-7000










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FORM 8-K                                                   CONVERGYS CORPORATION


ITEM 5.   OTHER EVENTS.

         On January 18, 2002, Convergys Corporation announced that its Board of Directors authorized the Company to repurchase up to 10 million of its common shares from time to time as market and business conditions warrant. The repurchases may be through open market and privately negotiated transactions. Convergys currently has about 172 million common shares outstanding.





















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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONVERGYS CORPORATION



                                        By:  /s/ William H. Hawkins II
                                             -----------------------------------
                                               William H. Hawkins II
                                               General Counsel and Secretary



Date:  January 21, 2002